Exhibit 99.1
Twilio Announces Fourth Quarter and Full Year 2020 Results

•Fourth Quarter Revenue of $548.1 million, up 65% Year-Over-Year
•Fourth Quarter Revenue Dollar-Based Net Expansion Rate of 139%
•Full Year Revenue of $1.76 billion, up 55% Year-Over-Year
•Full Year Revenue Dollar-Based Net Expansion Rate of 137%
SAN FRANCISCO--(BUSINESS WIRE)--February 17, 2021--Twilio (NYSE: TWLO), the leading cloud communications platform, today reported financial results for its fourth quarter and full year ended December 31, 2020.
“Twilio's 65% year-over-year total revenue growth in the fourth quarter continued the strength and momentum we saw throughout an outstanding year of results in which we delivered $1.76 billion in revenue,” said Jeff Lawson, Twilio’s Co-Founder and CEO. “These results reinforced that we are addressing a generational opportunity, and with our acquisition of Segment and strong traction with Flex, we are building the leading customer engagement platform to improve every interaction that businesses have with their customers."
Fourth Quarter 2020 Financial Highlights
•Revenue of $548.1 million for the fourth quarter of 2020, up 65% year-over-year, including $23 million from Twilio Segment starting on November 2, 2020 (the date of acquisition). Political traffic also contributed $22.7 million to revenue.

•GAAP loss from operations of $185.3 million for the fourth quarter of 2020, compared with GAAP loss from operations of $93.8 million for the fourth quarter of 2019.

•Non-GAAP income from operations of $12.8 million for the fourth quarter of 2020 compared with non-GAAP loss from operations of $3.0 million for the fourth quarter of 2019.

•GAAP net loss per share attributable to common stockholders, basic and diluted, of $1.13 based on 158.4 million weighted average shares outstanding in the fourth quarter of 2020, compared with GAAP net loss per share attributable to common stockholders, basic and diluted, of $0.66 based on 137.7 million weighted average shares outstanding in the fourth quarter of 2019.

•Non-GAAP net income per share attributable to common stockholders, diluted, of $0.04 based on 173.1 million non-GAAP weighted average shares outstanding in the fourth quarter of 2020, compared with non-GAAP net income per share attributable to common stockholders, diluted, of $0.04 based on 147.3 million weighted average shares outstanding in the fourth quarter of 2019.
Full Year 2020 Financial Highlights
•Revenue of $1.76 billion for the full year 2020, up 55% year-over-year, including $23 million from Twilio Segment starting on November 2, 2020 (the date of acquisition).

•GAAP loss from operations of $492.9 million for the full year 2020, compared with GAAP loss from operations of $369.8 million for the full year 2019.

•Non-GAAP income from operations of $35.7 million for the full year 2020 compared with non-GAAP loss from operations of $1.8 million for the full year 2019.

•GAAP net loss per share attributable to common stockholders, basic and diluted, of $3.35 based on 146.7 million weighted average shares outstanding in full year 2020, compared with GAAP net loss per share attributable to common stockholders, basic and diluted, of $2.36 based on 130.1 million weighted average shares outstanding in the full year 2019.

•Non-GAAP net income per share attributable to common stockholders, diluted, of $0.23 based on 157.6 million non-GAAP weighted average shares outstanding in the full year 2020, compared with non-GAAP net income per share attributable to common stockholders, diluted, of $0.16 based on 143.0 million weighted average shares outstanding in the full year 2019.
Key Metrics and Recent Business Highlights
•More than 221,000 Active Customer Accounts as of December 31, 2020, compared to 179,000 Active Customer Accounts as of December 31, 2019. Active Customer Accounts as of December 31, 2020 include the contribution from Twilio Segment customer accounts.

•Dollar-Based Net Expansion Rate was 139% for the fourth quarter of 2020, compared to 125% for the fourth quarter of 2019. Twilio Segment results do not impact the calculation of this metric in either period.

•4,629 employees as of December 31, 2020.

•Completed the acquisition of Segment, the market-leading customer data platform, accelerating Twilio's journey to build the world's leading customer engagement platform.
•Welcomed Jeremiah Brazeau as Chief Technology Officer.
•Welcomed former Governor of Massachusetts Deval Patrick to the Board of Directors.

•Released Twilio's first Impact Report, highlighting efforts in social impact and environmental, social and corporate governance areas.

Chief Legal Officer Transition

The Company also announced that Karyn Smith, who has served as Twilio’s Chief Legal Officer since September 2014, has informed the Company of her decision to leave. To ensure an orderly transition and continuity of operations, Smith will continue to serve as Chief Legal Officer until her successor is found and has moved into the role.
Outlook
Twilio is initiating guidance for the first quarter ending March 31, 2021. This guidance includes the revenue contribution from Twilio Segment.

Q1 FY21 Guidance
Revenue (millions)	$526 - $536
Y/Y Growth	44% - 47%
Non-GAAP loss from operations (millions)	($20) - ($15)
Non-GAAP loss per share	($0.12) - ($0.09)
Non-GAAP basic shares outstanding (millions)	166
Twilio is also updating its non-GAAP projected tax rate to 22%, which reflects currently available information and could be subject to change.
Conference Call Information
Twilio will host a conference call today, February 17, 2021, to discuss its fourth quarter and full year 2020 financial results at 2:00 p.m. (PT) / 5:00 p.m. (ET). Investors and analysts should register for the call in advance by visiting http://www.directeventreg.com/registration/event/1490367. A live webcast of the conference call, as well as a replay of the call, will be available at https://investors.twilio.com. Following the completion of the call through 11:59 p.m. (ET) on February 24, a replay will be available by dialing (800) 585-8367 (United States) or +1 (416) 621-4642 (non-U.S.) and entering passcode 1490367.
Twilio intends to use its investor relations website, its Twitter feed (@twilio), and the Twitter feed of Twilio's Chief Executive Officer, Jeff Lawson (@jeffiel), as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.
About Twilio Inc.
Millions of developers around the world have used Twilio to unlock the magic of communications to improve any human experience. Twilio has democratized communications channels like voice, text, chat, video and email by virtualizing the world’s communications infrastructure through APIs that are simple enough for any developer to use, yet robust enough to power the world’s most demanding applications. By making communications a part of every software developer's toolkit, Twilio is enabling innovators across every industry — from emerging leaders to the world’s largest organizations — to reinvent how companies engage with their customers.
Forward-Looking Statements
This press release and the accompanying conference call contain forward-looking statements within the meaning of the federal securities laws, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “can,” “will,” “would,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “forecasts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements contained in this press release include, but are not limited to, statements about: Twilio’s outlook for the quarter ending March 31, 2021, the impact on Twilio and its customers and partners related to COVID-19, Twilio’s expectations regarding its products and solutions, and Twilio's expected business benefits and financial impacts from the Segment acquisition. You should not rely upon forward-looking statements as predictions of future events.
The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors that may cause Twilio’s actual results, performance, or achievements to differ materially from those described in the forward-looking statements, including, among other things: adverse changes in general economic or market conditions; changes in the market for communications; the impact of COVID-19 on Twilio and its customers and partners; Twilio’s ability to adapt its products to meet evolving market and customer demands and rapid technological change; Twilio’s ability to comply with modified or new industry standards, laws and regulations applying to its business; Twilio’s ability to generate sufficient revenues to achieve or sustain profitability; Twilio’s ability to retain customers and attract new customers; Twilio’s ability to effectively manage its growth; Twilio’s ability to compete effectively in an intensely competitive market; and Twilio's ability to successfully integrate Segment and risks that the anticipated benefits of the acquisition of Segment may not be fully realized or may take longer to realize than expected.
The forward-looking statements contained in this press release are also subject to additional risks, uncertainties, and factors, including those more fully described in Twilio’s most recent filings with the Securities and Exchange Commission, including its Form 10-Q for the quarter ended September 30, 2020 filed on October 29, 2020. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that Twilio makes with the Securities and Exchange Commission from time to time. Moreover, Twilio operates in a very competitive and rapidly changing environment, and new risks and uncertainties may emerge that could have an impact on the forward-looking statements contained in this press release.
Forward-looking statements represent Twilio’s management’s beliefs and assumptions only as of the date such statements are made. Twilio undertakes no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.
Use of Non-GAAP Financial Measures

To provide investors and others with additional information regarding Twilio’s results, the following non-GAAP financial measures are disclosed:
Non‑GAAP Gross Profit and Non‑GAAP Gross Margin. For the periods presented, Twilio defines non‑GAAP gross profit and non‑GAAP gross margin as GAAP gross profit and GAAP gross margin, respectively, adjusted to exclude, as applicable, certain expenses as presented in the table below.
Non‑GAAP Operating Expenses. For the periods presented, Twilio defines non‑GAAP operating expenses (including categories of operating expenses) as GAAP operating expenses (and categories of operating expenses) adjusted to exclude, as applicable, certain expenses as presented in the table below.
Non‑GAAP Income (Loss) from Operations and Non‑GAAP Operating Margin. For the periods presented, Twilio defines non‑GAAP income (loss) from operations and non‑GAAP operating margin as GAAP loss from operations and GAAP operating margin, respectively, adjusted to exclude, as applicable, certain expenses as presented in the table below.
Non-GAAP Tax Rate. The Company utilizes a fixed long-term projected non-GAAP tax rate in order to provide better consistency across the interim reporting periods by eliminating the effects of items that can vary in size and frequency. For fiscal 2020, the Company used a projected non-GAAP tax rate of 25%. For fiscal 2021, the Company uses a projected non-GAAP tax rate of 22%, which reflects currently available information, as well as other factors and assumptions. The non-GAAP tax rate could be subject to change for a variety of reasons, including the changes in tax laws and regulations, significant changes in the Company’s geographic earnings mix, or other changes to the Company’s strategy or business operations. The Company will re-evaluate its long-term rate as appropriate.
Non‑GAAP Net Income Attributable to Common Stockholders and Non‑GAAP Net Income Per Share Attributable to Common Stockholders, Basic and Diluted. For the periods presented, Twilio defines non-GAAP net income attributable to common stockholders and non‑GAAP net income per share attributable to common stockholders, basic and diluted, as GAAP net loss attributable to common stockholders and GAAP net loss per share attributable to common stockholders, basic and diluted, respectively, adjusted to exclude, as applicable, certain expenses presented in the table below.
Twilio’s management uses the foregoing non-GAAP financial information, collectively, to evaluate its ongoing operations and for internal planning and forecasting purposes. Twilio’s management believes that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance, facilitates period-to-period comparisons of results of operations, and assists in comparisons with other companies, many of which use similar non-GAAP financial information to supplement their GAAP results. Non‑GAAP financial information is presented for supplemental informational purposes only, should not be considered a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from similarly‑titled non‑GAAP measures used by other companies. Whenever Twilio uses a non-GAAP financial measure, a reconciliation is provided to the most closely applicable financial measure stated in accordance with GAAP. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.
With respect to Twilio’s guidance as provided under “Outlook” above, Twilio has not reconciled its expectations as to non-GAAP income (loss) from operations to GAAP loss from operations or non-GAAP net income (loss) per share to GAAP net loss per share because stock-based compensation expense cannot be reasonably calculated or predicted at this time. Accordingly, a reconciliation is not available without unreasonable effort.
Operating Metrics
Twilio reviews a number of operating metrics to evaluate its business, measure performance, identify trends, formulate business plans, and make strategic decisions. These include the number of Active Customer Accounts and Dollar-Based Net Expansion Rate.
Number of Active Customer Accounts. Twilio believes that the number of Active Customer Accounts is an important indicator of the growth of its business, the market acceptance of its platform and future revenue trends. Twilio defines an Active Customer Account at the end of any period as an individual account, as identified by a unique account identifier, for which Twilio has recognized at least $5 of revenue in the last month of the period. Twilio believes that use of its platform by customers at or above the $5 per month threshold is a stronger indicator of potential future engagement than trial usage of its platform or usage at levels below $5 per month. A single organization may constitute multiple unique Active Customer Accounts if it has multiple account identifiers, each of which is treated as a separate Active Customer Account. Effective December 31, 2019, we round down the number of Active Customer Accounts to the nearest thousand.
Dollar-Based Net Expansion Rate. Twilio’s ability to drive growth and generate incremental revenue depends, in part, on the Company’s ability to maintain and grow its relationships with existing Active Customer Accounts and to increase their use of the platform. An important way in which Twilio has historically tracked performance in this area is by measuring the Dollar-Based Net Expansion Rate for Active Customer Accounts. Twilio’s Dollar-Based Net Expansion Rate increases when such Active Customer Accounts increase their usage of a product, extend their usage of a product to new applications or adopt a new product. Twilio’s Dollar-Based Net Expansion Rate decreases when such Active Customer Accounts cease or reduce their usage of a product or when the Company lowers usage prices on a product. As our customers grow their businesses and extend the use of our platform, they sometimes create multiple customer accounts with us for operational or other reasons. As such, when we identify a significant customer organization (defined as a single customer organization generating more than 1% of revenue in a quarterly reporting period) that has created a new Active Customer Account, this new Active Customer Account is tied to, and revenue from this new Active Customer Account is included with, the original Active Customer Account for the purposes of calculating this metric. Twilio believes that measuring Dollar-Based Net Expansion Rate provides a more meaningful indication of the performance of the Company’s efforts to increase revenue from existing customers.
For historical periods through December 31, 2019, Twilio’s Dollar-Based Net Expansion Rate compared the revenue from Active Customer Accounts, other than large Active Customer Accounts that have never entered into 12-month minimum revenue commitment contracts with the Company, in a quarter to the same quarter in the prior year. For reporting periods starting with the three months ended March 31, 2020, Twilio's Dollar-Based Net Expansion Rate compares the total revenue from all Active Customer Accounts in a quarter to the same quarter in the prior year. To calculate the Dollar-Based Net Expansion Rate, the Company first identifies the cohort of Active Customer Accounts that were Active Customer Accounts in the same quarter of the prior year. The Dollar-Based Net Expansion Rate is the quotient obtained by dividing the revenue generated from that cohort in a quarter, by the revenue generated from that same cohort in the corresponding quarter in the prior year. When Twilio calculates Dollar-Based Net Expansion Rate for periods longer than one quarter, it uses the average of the applicable quarterly Dollar-Based Net Expansion Rates for each of the quarters in such period. As a result of the change in calculation of Dollar-Based Net Expansion Rate, unless specifically identified as being calculated based on total revenue, any Dollar-Based Net Expansion Rates disclosed by our Company in SEC filings, press releases and presentations prior to the date of our press release for the three months ended March 31, 2020, will not be directly comparable to our Dollar-Based Net Expansion Rates going forward.
Source: Twilio Inc.

TWILIO INC.
Condensed Consolidated Statements of Operations
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended December 31,
	2020	2019
Revenue	$548,090	$331,224
Cost of revenue	265,969	156,534
Gross profit	282,121	174,690
Operating expenses:
Research and development	158,856	110,236
Sales and marketing	179,987	106,394
General and administrative	128,569	51,859
Total operating expenses	467,412	268,489
Loss from operations	(185,291)	(93,799)
Other (expense) income, net	(9,426)	4,708
Loss before benefit (provision) for income taxes	(194,717)	(89,091)
Income tax benefit (provision)	15,366	(1,156)
Net loss attributable to common stockholders	$(179,351)	$(90,247)

Net loss per share attributable to common stockholders, basic and diluted	$(1.13)	$(0.66)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	158,382,667	137,728,578

TWILIO INC.
Condensed Consolidated Statements of Operations
(In thousands, except share and per share amounts)
(Unaudited)

	Year Ended December 31,
	2020	2019
Revenue	$1,761,776	$1,134,468
Cost of revenue	846,115	525,551
Gross profit	915,661	608,917
Operating expenses:
Research and development	530,548	391,355
Sales and marketing	567,407	369,079
General and administrative	310,607	218,268
Total operating expenses	1,408,562	978,702
Loss from operations	(492,901)	(369,785)
Other (expense) income, net	(11,525)	7,569
Loss before benefit from income taxes	(504,426)	(362,216)
Income tax benefit	13,447	55,153
Net loss attributable to common stockholders	$(490,979)	$(307,063)

Net loss per share attributable to common stockholders, basic and diluted	$(3.35)	$(2.36)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	146,708,663	130,083,046

TWILIO INC.
Condensed Consolidated Balance Sheets
(In thousands)
(Unaudited)

	As of December 31,
	2020	2019
ASSETS
Current assets:
Cash and cash equivalents	$933,885	$253,660
Short-term marketable securities	2,105,906	1,599,033
Accounts receivable, net	251,167	154,067
Prepaid expenses and other current assets	81,377	54,571
Total current assets	3,372,335	2,061,331
Property and equipment, net	183,239	141,256
Operating right-of-use asset	258,610	156,741
Intangible assets, net	966,573	460,849
Goodwill	4,595,394	2,296,784
Other long-term assets	111,282	33,555
Total assets	$9,487,433	$5,150,516

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$60,042	$39,099
Accrued expenses and other current liabilities	243,833	147,681
Deferred revenue and customer deposits	87,031	26,362
Operating lease liability, current	48,338	27,156
Finance lease liability, current	9,062	6,924
Total current liabilities	448,306	247,222
Operating lease liability, noncurrent	229,905	139,200
Finance lease liability, noncurrent	17,856	8,746
Convertible senior notes, net	302,068	458,190
Other long-term liabilities	36,633	17,747
Total liabilities	1,034,768	871,105
Commitments and contingencies
Stockholders’ equity:
Preferred stock	—	—
Common stock	164	138
Additional paid-in capital	9,613,246	4,952,999
Accumulated other comprehensive income	9,046	5,086
Accumulated deficit	(1,169,791)	(678,812)
Total stockholders’ equity	8,452,665	4,279,411
Total liabilities and stockholders’ equity	$9,487,433	$5,150,516

TWILIO INC.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Year Ended December 31,
	2020	2019
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(490,979)	$(307,063)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	149,660	110,430
Non-cash reduction to the right-of-use asset	38,395	23,193
Net amortization of investment premium and discount	6,789	(4,501)
Amortization of debt discount and issuance costs	23,759	23,696
Stock-based compensation	360,936	264,318
Amortization of deferred commissions	13,322	4,511
Tax benefit related to release of valuation allowance	(16,459)	(55,745)
Allowance for credit losses	13,239	2,491
Value of donated common stock	18,993	—
Loss on extinguishment of debt	12,863	—
Other adjustments	(477)	674
Changes in operating assets and liabilities:
Accounts receivable	(81,303)	(51,357)
Prepaid expenses and other current assets	(11,636)	(20,316)
Other long-term assets	(81,908)	(18,021)
Accounts payable	10,060	17,255
Accrued expenses and other current liabilities	88,340	46,154
Deferred revenue and customer deposits	13,824	2,968
Operating lease liabilities	(33,938)	(21,138)
Other long-term liabilities	(826)	(3,501)
Net cash provided by operating activities	32,654	14,048
CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisitions, net of cash acquired and other related payments	(333,591)	122,749
Purchases of marketable securities and other investments	(1,636,590)	(2,038,422)
Proceeds from sales and maturities of marketable securities	1,183,459	697,171
Capitalized software development costs	(33,328)	(21,922)
Purchases of long-lived and intangible assets	(25,805)	(45,368)
Net cash used in investing activities	(845,855)	(1,285,792)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from a public offering, net of underwriting discount and issuance costs	1,408,113	979,123
Principal payments on debt and finance leases	(10,784)	(11,046)
Proceeds from exercises of stock options and shares issued in ESPP	104,760	57,480
Value of equity awards withheld for tax liabilities	(8,778)	(5,412)
Net cash provided by financing activities	1,493,311	1,020,145
Effect of exchange rate changes on cash, cash equivalents and restricted cash	40	—
NET INCREASE (DECREASE) IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	680,150	(251,599)
CASH, CASH EQUIVALENTS AND RESTRICTED CASH—Beginning of year	253,735	505,334
CASH, CASH EQUIVALENTS AND RESTRICTED CASH —End of year	$933,885	$253,735

TWILIO INC.
Reconciliation to Non-GAAP Financial Measures
(In thousands, except shares, per share amounts and percentages)
(Unaudited)

	Three Months Ended December 31,
	2020	2019
Gross profit	$282,121	$174,690
Non-GAAP adjustments:
Stock-based compensation	2,640	2,017
Amortization of acquired intangibles	21,885	12,401
Payroll taxes related to stock-based compensation	—	17
Non-GAAP gross profit	$306,646	$189,125
Non-GAAP gross margin	56%	57%

Research and development	$158,856	$110,236
Non-GAAP adjustments:
Stock-based compensation	(53,959)	(32,624)
Payroll taxes related to stock-based compensation	(5,005)	(1,276)
Non-GAAP research and development	$99,892	$76,336
Non-GAAP research and development as a % of revenue	18%	23%

Sales and marketing	$179,987	$106,394
Non-GAAP adjustments:
Stock-based compensation	(33,848)	(18,430)
Amortization of acquired intangibles	(15,286)	(7,886)
Payroll taxes related to stock-based compensation	(3,401)	(642)
Non-GAAP sales and marketing	$127,452	$79,436
Non-GAAP sales and marketing as a % of revenue	23%	24%

General and administrative	$128,569	$51,859
Non-GAAP adjustments:
Stock-based compensation	(33,642)	(13,915)
Amortization of acquired intangibles	(10)	336
Acquisition-related expenses	(20,651)	(1,525)
Charitable contributions	(6,563)	—
Payroll taxes related to stock-based compensation	(1,173)	(390)
Non-GAAP general and administrative	$66,530	$36,365
Non-GAAP general and administrative as a % of revenue	12%	11%

Loss from operations	$(185,291)	$(93,799)
Non-GAAP adjustments:
Stock-based compensation	124,089	66,986
Amortization of acquired intangibles	37,181	19,951
Acquisition-related expenses	20,651	1,525
Charitable contributions	6,563	—
Payroll taxes related to stock-based compensation	9,579	2,325
Non-GAAP income (loss) from operations	$12,772	$(3,012)
Non-GAAP operating margin	2%	(1)%

TWILIO INC.
Reconciliation to Non-GAAP Financial Measures
(In thousands, except shares, per share amounts and percentages)
(Unaudited)

	Three Months Ended December 31,
	2020	2019
Net loss attributable to common stockholders	$(179,351)	$(90,247)
Non-GAAP adjustments:
Stock-based compensation	124,089	66,986
Amortization of acquired intangibles	37,181	19,951
Acquisition-related expenses	20,651	1,525
Charitable contributions	6,563	—
Payroll taxes related to stock-based compensation	9,579	2,325
Amortization of debt discount and issuance costs	5,327	6,007
Income tax benefit related to acquisition	(15,743)	(1,541)
Provision for income tax effects related to Non-GAAP adjustments **	(1,791)	771
Non-GAAP net income attributable to common stockholders	$6,505	$5,777
Non-GAAP net income attributable to common stockholders as a % of revenue	1%	2%

Net loss per share attributable to common stockholders, basic and diluted*	$(1.13)	$(0.66)
Non-GAAP adjustments:
Stock-based compensation	0.72	0.45
Amortization of acquired intangibles	0.21	0.14
Acquisition-related expenses	0.12	0.01
Charitable contributions	0.04	—
Payroll taxes related to stock-based compensation	0.06	0.02
Amortization of debt discount and issuance costs	0.03	0.04
Income tax benefit related to acquisition	(0.09)	(0.01)
Provision for income tax effects related to Non-GAAP adjustments **	(0.01)	0.01
Dilutive securities	0.09	0.04
Non-GAAP net income per share attributable to common stockholders, diluted	$0.04	$0.04

GAAP weighted-average shares used to compute net loss per share attributable to common stockholders, basic	158,382,667	137,728,578

Effect of dilutive securities (stock options, restricted stock units and convertible debt)	14,716,399	9,561,497

Non-GAAP weighted-average shares used to compute Non-GAAP net income per share attributable to common stockholders, diluted	173,099,066	147,290,075

* Some columns may not add due to rounding

** Represents the tax effect of the non-GAAP adjustments based on the estimated non-GAAP tax rate of 25%.

TWILIO INC.
Reconciliation to Non-GAAP Financial Measures
(In thousands, except shares, per share amounts and percentages)
(Unaudited)

	Year Ended December 31,
	2020	2019
Gross profit	$915,661	$608,917
Non-GAAP adjustments:
Stock-based compensation	8,857	7,123
Amortization of acquired intangibles	59,501	45,267
Payroll taxes related to stock-based compensation	—	104
Non-GAAP gross profit	$984,019	$661,411
Non-GAAP gross margin	56%	58%

Research and development	$530,548	$391,355
Non-GAAP adjustments:
Stock-based compensation	(173,303)	(126,012)
Payroll taxes related to stock-based compensation	(14,606)	(7,870)
Non-GAAP research and development	$342,639	$257,473
Non-GAAP research and development as a % of revenue	19%	23%

Sales and marketing	$567,407	$369,079
Non-GAAP adjustments:
Stock-based compensation	(103,450)	(60,886)
Amortization of acquired intangibles	(38,915)	(27,540)
Payroll taxes related to stock-based compensation	(9,930)	(3,692)
Non-GAAP sales and marketing	$415,112	$276,961
Non-GAAP sales and marketing as a % of revenue	24%	24%

General and administrative	$310,607	$218,268
Non-GAAP adjustments:
Stock-based compensation	(76,301)	(70,297)
Amortization of acquired intangibles	(78)	—
Acquisition-related expenses	(21,765)	(15,713)
Charitable contributions	(18,993)	—
Payroll taxes related to stock-based compensation	(2,853)	(3,522)
Non-GAAP general and administrative	$190,617	$128,736
Non-GAAP general and administrative as a % of revenue	11%	11%

Loss from operations	$(492,901)	$(369,785)
Non-GAAP adjustments:
Stock-based compensation	361,911	264,318
Amortization of acquired intangibles	98,494	72,807
Acquisition-related expenses	21,765	15,713
Charitable contributions	18,993	—
Payroll taxes related to stock-based compensation	27,389	15,188
Non-GAAP income (loss) from operations	$35,651	$(1,759)
Non-GAAP operating margin	2%	—%

TWILIO INC.
Reconciliation to Non-GAAP Financial Measures
(In thousands, except shares, per share amounts and percentages)
(Unaudited)

	Year Ended December 31,
	2020	2019
Net loss attributable to common stockholders	$(490,979)	$(307,063)
Non-GAAP adjustments:
Stock-based compensation	361,911	264,318
Amortization of acquired intangibles	98,494	72,807
Acquisition-related expenses	21,765	15,713
Charitable contributions	18,993	—
Payroll taxes related to stock-based compensation	27,389	15,188
Amortization of debt discount and issuance costs	23,759	23,696
Income tax benefit related to acquisition	(16,459)	(55,745)
Provision for income tax effects related to Non-GAAP adjustments **	(8,959)	(6,727)
Non-GAAP net income attributable to common stockholders	$35,914	$22,187
Non-GAAP net income attributable to common stockholders as a % of revenue	2%	2%

Net loss per share attributable to common stockholders, basic and diluted*	$(3.35)	$(2.36)
Non-GAAP adjustments:
Stock-based compensation	2.30	1.85
Amortization of acquired intangibles	0.62	0.51
Acquisition-related expenses	0.14	0.11
Charitable contributions	0.12	—
Payroll taxes related to stock-based compensation	0.17	0.11
Amortization of debt discount and issuance costs	0.15	0.17
Income tax benefit related to acquisition	(0.10)	(0.39)
Provision for income tax effects related to Non-GAAP adjustments **	(0.06)	(0.05)
Dilutive securities	0.24	0.21
Non-GAAP net income per share attributable to common stockholders, diluted	$0.23	$0.16

GAAP weighted-average shares used to compute net loss per share attributable to common stockholders, basic	146,708,663	130,083,046

Effect of dilutive securities (stock options, restricted stock units and convertible debt)	10,895,399	12,873,540

Non-GAAP weighted-average shares used to compute Non-GAAP net income per share attributable to common stockholders, diluted	157,604,062	142,956,586

* Some columns may not add due to rounding.

** Represents the tax effect of the non-GAAP adjustments based on the estimated non-GAAP tax rate of 25%.

TWILIO INC.
Key Metrics
(Unaudited)

	Three Months Ended
	Dec 31, 2018	Mar 31, 2019	Jun 30, 2019	Sep 30, 2019	Dec 31, 2019	Mar 31, 2020		Jun 30, 2020	Sep 30, 2020	Dec 31, 2020
Number of Active Customers (1) (as of period end date)	64,286	154,797	161,869	172,092	179,000	190,000		200,000	208,000	221,000

Dollar-Based Net Expansion Rate (2)	150%	142%	141%	132%	125%	143%	(3)	132%	137%	139%

Total Revenue	$204,302	$233,139	$275,039	$295,066	$331,224	$364,868		$400,849	$447,969	$548,090

Total Revenue Growth Rate, Year over Year	77%	81%	86%	75%	62%	57%		46%	52%	65%

(1) Effective December 31, 2019, we round down the number of active customer accounts to the nearest thousand. Commencing with the three month period ended March 31, 2019, Active Customer Accounts include the contribution from Twilio SendGrid customer accounts from February 1, 2019 (the date of the acquisition). Commencing with the three month period ended December 31, 2020, Active Customer Accounts include the contribution from Twilio Segment customer accounts from November 2, 2020 (the date of the acquisition).

(2) As previously announced in our Annual Report on Form 10-K filed with the SEC on March 2, 2020, commencing with the three-month period ended March 31, 2020, we calculate our Dollar-Based Net Expansion Rate by comparing total revenue from a cohort of Active Customer Accounts in a period to the same period in the prior year (the "New DBNE Definition"). To facilitate comparison between the periods presented, Dollar-Based Net Expansion Rate as presented in the table above, has been calculated as if the New DBNE Definition had been in effect during that period. As a result of the New DBNE Definition, unless specifically identified as being calculated using total revenue, any Dollar-Based Net Expansion Rates disclosed by our Company in SEC filings, press releases and presentations prior to the date of our press release for the three months ended March 31, 2020, will not be directly comparable to our Dollar-Based Net Expansion Rates going forward. Commencing with the three month period ended March 31, 2020, Dollar-Based Net Expansion Rate includes the contribution from Twilio SendGrid from February 1, 2019 (the date of the acquisition).

(3) After adjusting for the extra month of revenue from Twilio SendGrid in January 2020, Dollar-Based Net Expansion Rate was 135%.

CONTACT:
Investor Contact:
Andrew Zilli
ir@Twilio.com

or

Media Contact:
Carolyn Bos
press@Twilio.com